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                                                                    EXHIBIT 23.2


                          Consent of Rehmann Robson



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the use in this Registration Statement on Form SB-2 of our report included herein dated May 22, 2006, relating to the consolidated financial statements of FAMILY HOME HEALTH SERVICES INC. for the years ended December 31, 2005 and 2004, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                             REHMANN ROBSON



Jackson, Michigan
July 10, 2006